BofA Funds Series Trust

(the “Trust”)

BofA California Tax-Exempt Reserves	BofA Money Market Reserves
BofA Cash Reserves	BofA Municipal Reserves
BofA Connecticut Municipal Reserves	BofA New York Tax-Exempt Reserves
BofA Government Plus Reserves	BofA Tax-Exempt Reserves
BofA Government Reserves	BofA Treasury Reserves
BofA Massachusetts Municipal Reserves

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 24, 2011 to the Statement of Additional Information

dated January 1, 2011, as revised March 8, 2011

This Supplement provides new and additional information that supplements information contained in the statement of additional information (the “SAI”) of the Funds. This Supplement should be read in conjunction with the SAI.

On June 14, 2011, shareholders of each of BofA Cash Reserves and BofA Money Market Reserves approved a clarification that each of such Fund’s fundamental concentration policy permits it to concentrate in certain bank obligations. Also on June 14, 2011, shareholders of the Trust elected seven trustees to the Board of Trustees of the Trust, each to hold office for an indefinite term. Accordingly, the SAI for each of the Funds is supplemented as follows:

1. Item 4 in the section of the SAI entitled “ABOUT THE FUNDS’ INVESTMENTS – Fundamental and Non-Fundamental Investment Policies – Fundamental Investment Policies” is deleted in its entirety and replaced with the following disclosure:

4.	Each Fund may not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; (ii) with respect to Cash Reserves and Money Market Reserves, there is no limitation with respect to U.S. dollar-denominated bank obligations of U.S. banks, foreign branches of U.S. banks and U.S. branches of foreign banks; and (iii) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Funds.

2. The sections of the SAI entitled “FUND GOVERNANCE – The Board – Leadership Structure and Risk Oversight”; “– Standing Committees”; “– Independent Trustee Biographical Information” are deleted in their entirety and replaced with the following disclosure:

Leadership Structure and Risk Oversight

The Board oversees management of the Trust and the Funds. The Board has a duty to act in the best interest of shareholders when supervising and overseeing the management and operations of the Trust. The Board currently consists of seven Trustees who have extensive and varied experience and skills. Each of the Trustees are Non-Interested Trustees. Further information about the background and qualifications of each of the Trustees can be found in the section Trustee Biographical Information and Qualifications below.

The Board has appointed a Non-Interested Trustee (Mr. Hilliard) to serve in the role of Chairman. The Chairman actively participates in the setting of the agendas for Board meetings, presides at Board meetings and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. Except for any duties specified herein or pursuant to the Trust’s charter document, the designation of Chairman does not impose on such Non-Interested Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally.

The Board has several standing committees (the “Committees”) that are an integral part of the Funds’ overall governance and risk management oversight structure. The standing Committees are the Audit Committee, the Governance Committee and the Contracts Review Committee. The roles of each Committee are more fully described in the section Standing Committees below.

The Funds have retained the Advisor as the Funds’ investment advisor and administrator. The Advisor provides the Funds with investment advisory services, and is responsible for day-to-day management and administration of the Funds and management of the risks that arise from the Funds’ investments and operations. The Board is responsible for overseeing the Advisor and other service providers in the operation of the Trust, including with respect to risk management functions. The Funds and the Trust are subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Advisor and other service providers (depending on the nature of the risk), who carry out the Funds’ investment management and business affairs. Each of the Advisor and other service providers have their own independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their analysis of the risks, functions and business models.

Risk oversight forms part of the Board’s general oversight of the Funds and the Trust and is addressed as part of various activities of the Board and Committees. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or even mitigate their occurrence or effects. As part of its regular oversight of the Trust, the Board, directly and through a Committee, interacts with and reviews reports from, among others, the Advisor, the independent registered public accounting firm for the Funds, and internal auditors for the Advisor or its affiliates, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board and the Audit Committee also meet periodically with the Funds’ Chief Compliance Officer to receive reports regarding the compliance of the Funds and their principal service providers with the U.S. federal securities laws and their internal compliance policies and procedures. The Board and the Audit Committee review and approve the compliance programs of the Funds and certain of their service providers, and also receive periodic and annual reports from the Funds’ Chief Compliance Officer, as required under applicable regulations. The Board reviews investment policies and risks in connection with its review of the Funds’ performance, and meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks. In addition, as part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible.

The Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board reviews its leadership structure periodically and believes that its structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight. In particular, the Board believes that having a Non-Interested Trustee serve as the chair of the Board and each Committee promotes independence from the Advisor in setting agendas and conducting meetings. The Board believes that its Committee structure makes the oversight process more efficient and more effective by allowing smaller groups of Trustees to bring increased focus to matters within the purview of each Committee. The leadership structure of the Board, including the Committee structure and the manner in which the Board conducts its risk oversight role, may be changed at any time in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Standing Committees

The Trust’s three standing Committees are the Audit Committee, the Governance Committee and the Contracts Review Committee.

In general, the functions of the Audit Committee is oversight of the financial aspects of the Trust and the Funds and approval of and interaction with the Funds’ independent registered public accounting firm. Management (which generally means the appropriate officers of the Trust, and a Fund’s investment advisor(s), administrator(s) and other key service providers (other than the independent registered public accounting firm)) is primarily responsible for the preparation of the financial statements of each Fund, and the independent registered public accounting firm is responsible for auditing those financial statements.

Management also is responsible for maintaining appropriate systems for accounting and “internal controls over financial reporting” (as such term is defined in Rule 30a-3 under the 1940 Act), and the independent registered public accounting firm is primarily responsible for considering such internal controls over financial reporting in connection with its financial statement audits. While the Audit Committee has the duties and powers set forth in the Audit Committee charter, the Audit Committee is not responsible for planning or conducting any Fund audit or for determining whether a Fund’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

The Audit Committee has, among other things, specific power and responsibility to: (i) oversee the Funds’ accounting and financial reporting processes and practices, their internal controls over financial reporting and, as appropriate, the internal controls over financial reporting of the Funds maintained by key service providers; (ii) approve, and recommend to the full Board for its approval in accordance with applicable law, the selection and appointment of an independent registered public accounting firm for the Funds prior to the engagement of such independent registered public accounting firm; (iii) pre-approve all audit and non-audit services provided to the Funds by its independent registered public accounting firm, directly or by establishing pre-approval policies and procedures pursuant to which such services may be rendered, provided however, that the policies and procedures are detailed as to the particular service and the Audit Committee is informed of each service, and such policies do not include the delegation to management of the Audit Committee’s responsibilities under the 1934 Act, or applicable rules or listing requirements; and (iv) pre-approve all non-audit services provided by the Funds’ independent registered public accounting firm to the Funds’ investment advisor and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Board will make a determination from time to time as to whether any of the Committee members qualify, and will be designated as, an “audit committee financial expert,” and will disclose its determination to shareholders. The current members of the Audit Committee are William A. Hawkins (Chair), Harrison M. Bains, George J. Gorman and William J. Kelly. The Audit Committee members are all Non-Interested Trustees. The Audit Committee met on 6 occasions during the fiscal year ended August 31, 2010, including meetings of the Audit Committee of the CFST Predecessor Trust.

The primary responsibilities of the Contracts Review Committee, as set forth in its charter, include reviewing and making recommendations to the Board regarding: (i) contractual arrangements; (ii) the factors considered in approving investment advisory and, as applicable, investment subadvisory agreements; and (iii) service provider oversight and performance. Among other responsibilities, the Contracts Review Committee also oversees and coordinates activities of consultants and legal or financial experts that may be engaged under certain circumstances. The current members of the Contracts Review Committee are Paul Glasserman (Chair), George J. Gorman, William J. Kelly and Debra J. Perry. The Contracts Review Committee members are all Non-Interested Trustees. The Contracts Review Committee met on 3 occasions during the fiscal year ended August 31, 2010, including meetings of the Contracts Review Committee of the CFST Predecessor Trust.

The primary responsibilities of the Governance Committee include, as set forth in its charter: (i) nominating non-interested trustees; (ii) overseeing issues of corporate governance for the Trust and the Funds; (iii) addressing matters relating to compensation of Trustees who are not current directors, officers or employees of the Funds’ investment advisor or sub-advisor or any control affiliate thereof, including deferred compensation and retirement policies; and (iv) evaluating the Board and its Committee structure as often as it deems necessary or desirable to determine whether each is functioning effectively. The Governance Committee shall determine the nature of the evaluation and its role therein in its sole discretion. The current members of the Governance Committee are Debra J. Perry (Chair), Harrison M. Bains, Paul Glasserman and R. Glenn Hilliard. The Governance Committee members are all Non-Interested Trustees. The Governance Committee met on 4 occasions during the fiscal year ended August 31, 2010, including meetings of the Governance Committee of the CFST Predecessor Trust.

The Trust’s Amended and Restated Declaration of Trust does not set forth any specific qualifications to serve as a trustee other than that each trustee shall be an individual of at least 21 years of age who is not under a legal disability. The charter of the Governance Committee also does not set forth any specific qualifications, but does set forth certain factors that the Governance Committee may take into account in considering trustee candidates. The Governance Committee has not established any specific minimum qualifications that must be met by a nominee or specific qualities or skills that the Governance Committee believes are necessary for one or more of the Trustees to possess. The Governance Committee does not have a formal process for identifying and evaluating nominees, including nominees recommended by shareholders. Instead, it follows the process it deems appropriate under the circumstances. Among the attributes or skills common to all Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Advisor, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. These attributes and skills, including each Trustee’s ability to perform his or her duties effectively, have been attained through: (i) the individual’s business and professional experience and accomplishments, as outlined below; (ii) with respect to Messrs. Hawkins and Hilliard, their experience working with the Trust’s former slate of trustees and management; (iii) the individual’s experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) his or her educational background, professional training, and/or other life experiences. Generally, no one factor was decisive in determining that an individual should serve as a Trustee.

Trustee Biographical Information and Qualifications

The following is a summary of the particular professional and other experience of each Trustee that qualifies each to serve as a Trustee of the Trust as of June 14, 2011:

Harrison M. Bains. Mr. Bains serves as an independent trustee (since 2005) and chair (since 2009) of the board of the MGI Funds, a complex of open-end investment funds. He also serves as a director (since 2007) and audit committee chair (since 2007) of BG Medicine, Inc., a publicly traded life sciences company. From 1988 to 2004, Mr. Bains served in several senior financial positions with Bristol-Myers Squibb Co., as Vice President and Treasurer, Acting Chief Financial Officer, and most recently as Vice President, Tax and Treasury. His responsibilities included financing, investments, pension asset management, investor relations, risk management and oversight of internal audit. Prior positions included serving as a Senior Vice President of

Chase Manhattan Bank and Senior Vice President and Treasurer of RJR Nabisco and its predecessor companies.

Paul Glasserman. Mr. Glasserman has served as a professor of business at Columbia Business School since 1995, and was previously Senior Vice Dean from 2004 to 2008. For the past two years, Mr. Glasserman has served as a Visiting Scholar for the Financial Intermediation Group at the Federal Reserve Bank of New York. He also served on the board of directors of IQ Funds, a complex of closed-end funds, from 2004 to 2010, including serving as the board chairman.

George J. Gorman. Mr. Gorman has served as an independent trustee of the board of the Ashmore Funds, a complex of open-end investment funds, since 2010. Mr. Gorman served as a Senior Partner in the Boston office of the asset management practice of Ernst & Young LLP from 1988 to 2009. In his capacity as Senior Partner, Mr. Gorman has advised fund management and mutual fund boards and their audit committees on a variety of accounting matters. Mr. Gorman currently serves as an honorary director of National Investment Company Service Association, a not-for-profit organization providing educational and networking forums to the global investment community. Mr. Gorman is also a certified public accountant.

William A. Hawkins. Mr. Hawkins has been a trustee of the Trust, including the CFST Predecessor Trust, and certain trusts in the Columbia Funds complex since 2005. He currently serves as Managing Director of Overton Partners and has over thirty years of executive-level experience in the banking industry. Mr. Hawkins is a certified financial planner and a chartered property and casualty underwriter, as well as holding series 7, 24 and 63 licenses from the Financial Industry Regulatory Authority.

R. Glenn Hilliard. Mr. Hilliard has been a trustee of the Trust, including the CFST Predecessor Trust, and certain trusts in the Columbia Funds complex since 2005. Mr. Hilliard is currently the Chairman and Chief Executive Officer of The Hilliard Group, LLC. He has over thirty years executive and board level experience in the insurance industry. Mr. Hilliard has served on the board of directors and as non-executive chairman of CNO Financial Group, Inc. (formerly Conseco, Inc.) from 2003 through May 2011. Mr. Hilliard is also a licensed attorney.

William J. Kelly. Mr. Kelly has extensive managerial experience in the investment management field. From 2002 to 2008, Mr. Kelly served as the most senior U.S.-based executive of Robeco Investment Management, a U.S. subsidiary of a global asset management organization with over $200 billion of assets under management. Mr. Kelly also served as Chief Operating Officer from 2002 to 2004, and Founding Partner and Chief Financial Officer from 1995 to 2002, of Boston Partners Asset Management. Mr. Kelly is also a certified public accountant.

Debra J. Perry. Ms. Perry has had broad executive and board level experience in risk oversight, corporate governance and financial institution restructuring. Until 2004, she was a senior executive at Moody’s, the bond-rating agency, where she served as Chief Administrative Officer and Chief Credit Officer and managed a wide range of rating groups covering financial institutions, industrial companies and U.S. municipal issuers. Ms. Perry has served on the boards of CNO Financial Group, Inc. (formerly Conseco, Inc.) from June 2004 through May 2011, and

MBIA, the largest financial guaranty insurance company, from 2004 through 2008. Since 2008, she has also served on the board of Korn/Ferry International, Inc. where she chairs the audit committee of the board.

The following table provides additional biographical information about the Trustees as of June 14, 2011, including their principal occupations during the past five years, although their specific titles may have varied over the period. The mailing address of each Trustee is: c/o BofA Advisors, LLC, 100 Federal Street, Boston, MA 02110.

Name, Age and Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in the BofA Funds Complex Overseen	Other Directorships Held by Trustee
Harrison M. Bains Age 65 Trustee	Indefinite term; Trustee since June 2011	Retired	11	MGI Funds (7 funds); BG Medicine, Inc. (life sciences)

Paul Glasserman Age 48 Trustee	Indefinite term; Trustee since June 2011	Jack R. Anderson Professor of Business – Columbia Business School, since 2000 (Senior Vice Dean, 2004-2008; Professor, 1995-2000); Visiting Scholar – Federal Reserve Bank of New York, from 2008 to 2010; Independent consultant to financial firms since 1995	11	IQ Closed-End Funds (10 funds) (2004-2010)

George J. Gorman Age 59 Trustee	Indefinite term; Trustee since June 2011	Senior Partner, Asset Management – Ernst & Young LLP, from 1988 to 2009	11	Ashmore Funds (5 funds)

William A. Hawkins Age 68 Trustee	Indefinite term; Trustee since January 2005(1)	Managing Director – Overton Partners (financial consulting), August 2010 to present; President and Chief Executive Officer – California General Bank, N.A., from January 2008 through August 2010	11	Columbia Funds (147 funds)

R. Glenn Hilliard Age 67 Trustee and Chairman of the Board	Indefinite term; Trustee since January 2005(1)	Chairman and Chief Executive Officer – Hilliard Group LLC (investing and consulting), from 2003 through current; Non-Executive Director & Chairman – CNO Financial Group, Inc. (formerly Conseco, Inc.) (insurance), September 2003 through May 2011	11	Columbia Funds (147 funds); CNO Financial Group, Inc. (insurance) (2003-May 2011)

William J. Kelly Age 51 Trustee	Indefinite term; Trustee since June 2011	Chief Executive Officer – Robeco Investment Management, from 2005 to 2008 (previously Chief Financial Officer, 2004-2005)	11	None

Debra J. Perry Age 60 Trustee	Indefinite term; Trustee since June 2011	Managing Member – Perry Consulting LLC, since March 2008; Consultant – MBIA, since March 2008	11	Korn/Ferry International (recruiting); CNO Financial Group, Inc. (insurance) (2002-May 2011)

(1)	Includes service as trustees of the CFST Predecessor Trust.

3. The section of the SAI entitled “FUND GOVERNANCE – The Board – Compensation” is modified by adding the following as a footnote to the tables entitled “Independent and Interested Trustee Compensation for the Fiscal Year Ended August 31, 2010” and “Independent and Interested Trustee Compensation for the Calendar Year Ended December 31, 2009”:

* Compensation data is provided for those individuals who served as Trustees of the Trust as of August 31, 2010.

4. The section of the SAI entitled “FUND GOVERNANCE – The Board – Beneficial Equity Ownership” is modified by adding the following at the end of the section:

Independent Trustee Ownership as of April 29, 2011

Fund	Harrison M. Bains	Paul Glasserman	George J. Gorman	William A. Hawkins	R. Glenn Hilliard	William J. Kelly	Debra J. Perry
California Tax-Exempt Reserves	A	A	A	A	A	A	A
Cash Reserves	C	C	A	A	C	C	C
Connecticut Municipal Reserves	A	A	A	A	A	A	A
Government Plus Reserves	A	A	A	A	A	A	A
Government Reserves	A	A	A	A	A	A	A
Massachusetts Municipal Reserves	A	A	A	A	A	A	A
Money Market Reserves	A	A	A	C	A	A	A
Municipal Reserves	A	A	C	A	C	A	A
New York Tax-Exempt Reserves	A	A	A	A	A	A	A
Tax-Exempt Reserves	A	A	A	A	A	A	A
Treasury Reserves	A	A	A	A	A	A	A
Aggregate Dollar Range of Shares in all Funds overseen or to be overseen by the Trustee (including notional amounts held through a deferred compensation agreement)	C	C	C	C	C	C	C

Shareholders should retain this Supplement for future reference.

INT-50/148504-0611